                                                                   EXHIBIT 10.15

                    AMENDMENT NO. 6 TO AMENDED AND RESTATED
                  MASTER CONSTRUCTION AND TERM LOAN AGREEMENT;
           AMENDMENT OF SUPPLEMENTS FOR SERIES LOANS N, O AND P; AND
                 AMENDMENT OF NOTES FOR SERIES LOANS N, O AND P

         THIS AMENDMENT NO. 6 TO AMENDED AND RESTATED MASTER CONSTRUCTION AND TERM LOAN AGREEMENT; AMENDMENT OF SUPPLEMENTS FOR SERIES LOANS N, O AND P; AND AMENDMENT OF NOTES FOR SERIES LOANS N, O AND P, dated as of April 18, 2003 (THE "AMENDMENT"), among FCA Real Estate Holdings, LLC, a Delaware limited liability company (the "BORROWER"), U.S. BANK NATIONAL ASSOCIATION, a national banking association, as agent and administrative bank (in such capacity, the "ADMINISTRATIVE BANK") and as collateral agent (in such capacity, the "COLLATERAL AGENT") and the "Lender parties" to the Original Agreement described in this Amendment (each a "LENDER" and collectively the "LENDERS") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as collateral agent (in such capacity, the "COLLATERAL AGENT").

                                    RECITALS:

A. The Borrower, the Administrative Bank, the Collateral Agent and the Lenders are parties to that certain Amended and Restated Master Construction and Term Loan Agreement dated as of July 17, 2000, as amended by an Amendment No. 1 to Amended and Restated Master Construction and Term Loan Agreement dated as of June 14, 2001, an Amendment No. 2 to Amended and Restated Master Construction and Term Loan Agreement dated as of July 19, 2001, an Amendment No. 3 to Amended and Restated Master Construction and Term Loan Agreement dated as of August 21, 2001, an Amendment No. 4 to Amended and Restated Master Construction and Term Loan Agreement dated as of February 28, 2002 and an Amendment No. 5 to Amended and Restated Master Construction and Term Loan Agreement (as so amended and supplemented by the Supplements through the Series P Loan, the "Original Agreement").

B. The Borrower has requested the Administrative Bank and the Lenders to further amend certain provisions of the Original Agreement, the respective Supplements for Series Loans N, O and P and the Notes respectively evidencing Series Loans N, O and P.

C. Subject to the terms and conditions of this Amendment, the Administrative Bank and the Lenders have agreed to the Borrower's requests.

         NOW, THEREFORE, the parties agree as follows:

         1. DEFINED TERMS. All capitalized terms used in this Amendment shall, except where the context otherwise requires, have the meanings set forth in the Original Agreement as amended hereby.

         2. AMENDMENTS. The Original Agreement is hereby amended as follows:

                  (a) The definitions of Accrual Period, Aggregate Commitment, Aggregate Individual Commitment, Aggregate Individual Percentage, Amortization Amount, Approved Projects, Maturity Date, and Termination Date appearing in the DEFINITIONS Section of the Original Agreement are amended in their entireties to read as follows:

                           "Accrual Period: If a Series Loan had a Conversion
                  Date prior to April 1, 2003, then following (and including) its Conversion Date, the period commencing on, and including, the 10th day of a month and ending on, and including, the 9th day of the immediately following month, except that, with respect to any Series Loan whose Conversion Date is not the 10th day of a month, the first Accrual Period for such Series Loan shall begin on, and include, such Conversion Date.

                           Aggregate Commitment:  At any date for all Series
                  Loans, $75,000,000.00.


                           Aggregate Individual Commitment: At any date for the
                  Series Q Loan and the Series R Loan, and all subsequent Series Loans for any Primary Lender, the amount set forth opposite such Primary Lender's name on the Schedule A (Amended 3/03) attached to that certain Amendment No. 6 to Amended and Restated Master Construction and Term Loan Agreement dated as of April 18, 2003 (the `Sixth Amendment').

                           Aggregate Individual Percentage: At any date for all
                  Series Loans for any Primary Lender, the amount set forth opposite such Primary Lender's name on Schedule A (Amended 4/03) attached to the Sixth Amendment.

                           Amortization Amount: With respect to any Series Loan,
                  the amount required to fully amortize such Series Loan over a hypothetical 240 consecutive month amortization period, as provided in the applicable Series Notes.

                           Approved Projects: All of the following: (i) each of
                  Borrower's sports and health club facilities for which the Lenders have executed and delivered a Supplement as of April 1, 2003; (ii) each of Borrower's proposed sports and health club facilities in Gilbert, Arizona, Plano, Texas, Houston, Texas (Centerfield at Willowbrook), and Sugarland, Texas; and
                  (iii) each of Borrower's proposed sports and health club facilities that the Lenders approve in writing after April 1, 2003 as an Approved Project. Borrower may request approval of a proposed Project by submitting a written request to the Lenders together with a business plan, preliminary architectural plans, and all other information reasonably requested by the Lenders. The Lenders will approve or deny each request within 3 weeks after receiving all required information.

                           Maturity Date: With respect to any Series Loan, the
                  "Maturity Date" described in the Supplement relating to such Series Loan, being the earlier of: (a) the tenth day of the twenty-fourth (24th) month following the Conversion Date for the Project being constructed with the proceeds of such Series Loan; or (b) the tenth day of the thirty-sixth (36th) month from the signing of the Supplement for such Series Loan.

                           Termination Date: The earlier of: (a) June 30, 2004;
                  or (b) the date on which the Administrative Bank and the Super Majority Lenders terminate the Aggregate Commitment and the Commitments in accordance with Section VI.2."

                  (b) The last grammatical paragraph of Section I.1 is hereby deleted in its entirety.

                  (c) The third sentence of Section I.2 is amended in its entirety to read as follows:

                           "Interest accruing on a Series Loan shall be payable as follows:

                                    (a)      for unpaid interest accruing
                           through to and including March 31, 2003: (i) interest accruing on such Series Loan through the end of a calendar month shall be payable, as accrued, on the first day of the following calendar month, commencing on the first such day following the making of the initial Advance on such Series Loan and continuing through, to and including the first day of the month in which such Conversion Date occurs; (ii) on the Conversion Date for such Series Loan, interest accruing on and after the first day of the month in which such Conversion Date occurs through to, but excluding, such Conversion Date shall be payable on such Conversion Date; (iii) after such Conversion Date, interest accruing on such Series Loan during each Accrual Period shall be payable on the 10th day of each month, commencing on the first such day following such Conversion Date; and (iv) all unpaid, accrued interest shall be paid in full at the time all Advances are paid in full; or

                                    (b)      for interest accruing on or after
                           April 1, 2003: (i) interest accruing on such Series Loan through the end of a calendar month shall be payable, as accrued, on: (A) the first day of the following calendar month, commencing on the first such day following the making of the initial Advance on such Series Loan and continuing through, to and including the first day of the month in which the Conversion Date for such Series Loan occurs; or (B) the tenth day of the following calendar month, commencing with the calendar month following the month in which such Conversion Date occurs, (ii) all unpaid accrued interest on a Series Loan shall be due and payable on the Maturity Date of such

                           Series Loan; and (iii) all unpaid, accrued interest shall be paid in full at the time all Advances are paid in full."

                  (d) Section I.6 of the Original Agreement is amended by replacing it in its entirety with the following:

                  "I.6     Non-Usage Fee.

                  In addition to the interest and other consideration to Lenders herein, Borrower agrees to pay to the Administrative Bank for the ratable benefit of each Primary Lender for any Series Loan a non-usage (the "Non-Usage Fee") on the average daily non-disbursed portion of such Series Loan, during the most recently ended month (including, without limitation, any portion thereof when such Primary Lenders' obligations to lend shall be suspended by reason of Borrower's inability to fulfill the applicable conditions set forth herein or in the Disbursing Agreement for an advance of the proceeds of such Series Loan) at the rate of one-half of one percent per annum. The Non-Usage Fee shall be paid monthly in arrears. The Administrative Bank shall promptly pay over to each Lender its ratable share of the Non-Usage Fee in accordance with such Lender's Percentage of the Commitment for such Series Loan."

                  (e) Section I.7 of the Original Agreement is amended by replacing it in its entirety with the following:

                  "1.7     Non-Allocation Fee.

                  In addition to the interest and other consideration to Lenders herein, Borrower agrees to pay to the Administrative Bank for the ratable benefit of each Primary Lender a non-allocation fee (the "Non-Allocation Fee") on the average daily amount of the Available Commitment during the most recently ended month (including, without limitation, any portion thereof when such Primary Lenders' obligations to lend shall be suspended by reason of Borrower's inability to fulfill the applicable conditions set forth herein) at the rate of one-half of one percent per annum. The Non-Allocation Fee shall be paid monthly in arrears. The Administrative Bank shall promptly pay over to each Lender its ratable share of the Non-Allocation Fee in accordance with the ratio (expressed as a percentage) which such Lender's average daily Numerator in the relevant month bears to the average daily Available Commitment during such month."

                  (f) The last grammatical paragraph of Section III.1 is hereby deleted in its entirety.

         3. AMENDMENT OF SUPPLEMENTS FOR SERIES LOANS N, O AND P. The definition of "Maturity Date" appearing in the respective Supplements for the Series Loans N, O and P is amended to read as follows:

                           "Maturity Date: The earlier of: (a) the tenth day of
                  the 24th month following the Conversion Date; or (b) the tenth day of the 36th month following the date of this Supplement."

         4. AMENDMENT OF NOTES SERIES LOANS N, O AND P. The second paragraph of the Notes respectively evidencing Series Loans N, O and P is amended in its entirety to read as follows:

                           "This Note shall be payable by Maker to Lender as
                  follows:

                                    (a)      Interest accruing at the Interest
                           Rate (each capitalized term not defined herein being used as otherwise defined in the Loan Agreement) shall be payable in accordance with Section I.2 of the Loan Agreement;

                                    (b)      Commencing on the tenth day of the
                           first month following the Conversion Date, and continuing on the tenth day of each month thereafter through, to and including the tenth day of the 23rd month following the Conversion Date, the Principal Balance outstanding on the Conversion Date shall be paid in consecutive equal monthly installments in the amount necessary to fully amortize such Principal Balance in 240 consecutive monthly installments of principal; and

                                    (c)      The entire unpaid Principal Balance
                           and all unpaid interest accrued thereon shall be due and payable in full on the Maturity Date."

         5. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date (the "EFFECTIVE DATE") when, and only when, the Administrative Bank shall have received:

                  (a) Counterparts of this Amendment executed by Borrower, Administrative Bank, and all Lenders;

                  (b) An amendment fee, for the ratable benefit of each Primary Lender, in the amount of 1% of the $17,000,000 increase in the Aggregate Commitment;

                  (c) An extension fee, for the ratable benefit of each Primary Lender, in the amount of 0.25% of the existing $58,000,000 Aggregate Commitment with respect to the one-year extension of the Maturity Date;

                  (d) A syndication fee solely for the benefit of the Administrative Bank in the amount separately agreed upon by the Borrower and the Administrative Bank; and

                  (e) Such other documents as Administrative Bank or any Lender may reasonably request.

         6. REPRESENTATIONS AND WARRANTIES. To induce the Administrative Bank and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Bank and the Lenders and the Collateral Agent as follows:

                  (a) The execution, delivery and performance by the Borrower of the Original Agreement, as amended by this Amendment, the respective Supplements for the Series Loans N, O and P, as amended by this Amendment, the Notes respectively evidencing the Series Loans N, O and P, as amended by this Amendment and any other documents to be executed and/or delivered by Borrower in connection herewith have been duly authorized by all necessary company action, do not require any approval or consent of, or any registration, qualification or filing with, any government agency or authority or any approval or consent of any other person (including, without limitation, any member), do not and will not conflict with, result in any violation of or constitute any default under, any provision of the Borrower's Articles of Organization, Member Control Agreement or Operating Agreement, any agreement binding on or applicable to the Borrower or any of its property, or any law or governmental regulation or court decree or order, binding upon or applicable to the Borrower or of any of its property and will not result in the creation or imposition of any security interest or other lien or encumbrance in or on any of its property pursuant to the provisions of any agreement applicable to the Borrower or any of its property;

                  (b) The representations and warranties contained in the Original Agreement are true and correct as of the date hereof as though made on that date except to the extent that such representations and warranties relate solely to an earlier date and except that the representations and warranties set forth in Section IV.5 of the Original Agreement with respect to the audited or unauditied financial statements of the Borrower or the Lessee, as the case may be, shall be deemed to be a reference to the most recent audited or unaudited financial statements of the relevant Person delivered to the Lenders pursuant to Section V.7 of the Original Agreement;

                  (c) (i) No events have taken place and no circumstances exist at the date hereof which would give the Borrower the right to assert a defense, offset or counterclaim to any claim by the Administrative Bank or any Lender for payment of any Note; and (ii) the Borrower hereby releases and forever discharges the Administrative Bank, each Lender and their respective successors, assigns, directors, officers, agents, employees and participants from any and all actions, causes of action, suits, proceedings, debts, sums of money, covenants, contracts, controversies, claims and demands, at law or in equity, which the Borrower ever had or now has against such Person by virtue of such Person's relationship to the Borrower in connection with the Loan Documents and the transactions related thereto;

                  (d) The Original Agreement, as amended by this Amendment, the respective Supplements for the Series Loans N, O and P, as amended by this Amendment, and the Notes respectively evidencing the Series Loans, N, O and P, as amended by this Amendment are the legal, valid and binding obligations of the Borrower, remain in full force and effect and are enforceable in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws, rulings or decisions at the time in effect affecting the enforceability of rights of creditors generally and to general equitable principles which may limit the right to obtain equitable remedies; and

                  (e) No Default or Event of Default exists prior to or after giving effect to this Amendment.

         7.       REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

                  (a) From and after the date of this Amendment, each reference in:

                                    (i)      the Original Agreement to "this
                           Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Original Agreement, and each reference to the "Credit Agreement", "Loan Agreement", "thereunder", "thereof", "therein" or words of like import referring to the Original Agreement in any other Loan Document shall mean and be a reference to the Original Agreement as amended hereby;

                                    (ii)     any Loan Document to the respective
                           Supplements for the Series Loans N, O and P shall mean and be a reference to the relevant Supplement as amended hereby; and

                                    (iii)    any Loan Document to the Notes
                           respectively evidencing the Series Loans N, O and P shall mean and be a reference to the relevant Notes as amended hereby.

                  (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Bank, any Lender or the Collateral Agent under the Original Agreement or any other Loan Document, nor constitute a waiver of any provision of the Original Agreement or any such other Loan Document.

         8. COSTS, EXPENSES AND TAXES. Borrower agrees to pay on demand all costs and expenses of the Administrative Bank and each Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other documents to be delivered hereunder or thereunder, including their reasonable attorneys' fees and legal expenses. In addition, Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Administrative Bank and each Lender harmless from and against any and all liabilities with respect to, or resulting from, any delay in Borrower's paying or omission to pay, such taxes or fees.

         9. GOVERNING LAW. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         10. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         11. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original.

         12. ALLONGE AMENDMENT TO NOTES. At the request of the holder of any Note evidencing Series Loans N, O or P, Borrower will promptly execute and deliver to such holder an Allonge Amendment to such Note in the form of Exhibit A to this Amendment appropriately completed and such Lender shall attach such Allonge Amendment to its Note.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                               FCA REAL ESTATE HOLDINGS, LLC

                               By:  LIFE TIME FITNESS, Inc., its Manager

                                    By: ____________________________________
                                    Name: __________________________________
                                    Title: _________________________________

                               U.S. BANK NATIONAL ASSOCIATION, as the
                               Administrative Bank, the Collateral Agent and a Lender

                               By: _____________________________________________
                                    Karen E. Weathers, its Vice President

                               BANK ONE, NA (Chicago Office), as a Lender

                               By: _____________________________________________
                                    Kathryn A. Pothier, its First Vice President

                               MB FINANCIAL BANK, N.A., as a Lender

                               By: _____________________________________________
                                    Joseph P. Valenti, its Senior Vice President

                                   SCHEDULE A
                                 (AMENDED 3/03)

                             LENDERS AND PERCENTAGES

                                            AGGREGATE          AGGREGATE
                                           INDIVIDUAL         INDIVIDUAL
           LENDER                          COMMITMENT         PERCENTAGE
           ------                          ----------         ----------
U.S. Bank National Association           $31,500,000.00           42%
BC-MN-H03N
800 Nicollet Mall
Minneapolis, MN  55402
Attention:  Ms. Karen Weathers
Fax No. (612) 303-2265

Bank One, NA                             $31,500,000.00           42%
28660 Northwestern Highway
Southfield, MI  48034
Attention:  Ms. Kathryn A. Pothier
Fax No. (248) 799-5826

MB Financial Bank, N.A.                  $12,000,000.00           16%
1200 North Ashland Avenue
Chicago, IL  600622
Attention:  Mr. Joseph P. Valenti
Fax No. (773) 237-3471

                      ALLONGE AMENDMENT TO PROMISSORY NOTE

ALLONGE AMENDMENT TO PROMISSORY NOTE (the "Amendment') dated as [INSERT DATE OF SERIES LOAN NOTE] made by FCA REAL ESTATE HOLDINGS, LLC ("Borrower") payable to the order of [INSERT NAME OF BANK] in the original principal amount of $[INSERT DOLLAR AMOUNT] (the "Note").

         The second paragraph of the Note is amended in its entirety to read as follows:

                  "This Note shall be payable by Maker to Lender as follows:

                           (a) Interest accruing at the Interest Rate (each capitalized term not defined herein being used as otherwise defined in the Loan Agreement) shall be payable in accordance with Section I.2 of the Loan Agreement;

                           (b) Commencing on the tenth day of the first month following the Conversion Date, and continuing on the tenth day of each month thereafter through, to and including the tenth day of the 23rd month following the Conversion Date, the Principal Balance outstanding on the Conversion Date shall be paid in consecutive equal monthly installments in the amount necessary to fully amortize such Principal Balance in 240 consecutive monthly installments of principal; and

                           (c) The entire unpaid Principal Balance and all unpaid interest accrued thereon shall be due and payable in full on the Maturity Date."

         This Amendment shall be affixed to the Note and shall be a part thereof.

Dated as of April_, 2003        FCA REAL ESTATE HOLDINGS, LLC

                                By:  LIFE TIME FITNESS, Inc.
                                Its: Manager

                                By: ____________________________________________
                                Name: __________________________________________
                                Title: _________________________________________

Accepted and agreed to as of the ___    day of March, 2003.

[INSERT NAME OF HOLDER]

By: ____________________________________________
Its: ___________________________________________

                     SECRETARY'S CERTIFICATE AS TO OFFICERS
                            AND MANAGERS' RESOLUTIONS

         I DO HEREBY CERTIFY to U.S. BANK NATIONAL ASSOCIATION, a national banking association, as agent and administrative bank (in such capacity, the "ADMINISTRATIVE BANK") and the "Lender parties" to that certain Amended and Restated Master Construction and Term Loan Agreement dated as of July 17, 2000 among FCA Real Estate Holdings, LLC (the "BORROWER"), a limited liability company duly organized, existing and in good standing under the laws of the State of Delaware, the Administrative Bank and such Lenders, as amended to date (as so amended, the "LOAN AGREEMENT") that I am the duly elected, qualified and acting Secretary and keeper of the records of LIFE TIME FITNESS, Inc., a Minnesota corporation (the "CORPORATION") and the sole manager and member of the Borrower and that the following named persons are the present officers of the Corporation authorized to act on behalf of the Borrower, each duly elected, qualified and acting as such and the following signatures are genuine signatures of such named persons:

      NAME                     TITLE                SIGNATURE
      ----                     -----                ---------
BAHRAM AKRADI                PRESIDENT         ________________________

MICHAEL R. ROBINSON          EVP, CFO          ________________________

ERIC J. BUSS                 SECRETARY         ________________________

STEVE KERZMAN                TREASURER         ________________________

         I FURTHER CERTIFY THAT the Corporation's Resolutions attached as Exhibit A are full, true and correct copies of resolutions duly adopted by the Corporation's Board of Directors as the sole member of the Borrower at a meeting of the Board of Directors thereof, convened and held in accordance with law and the by-laws of the Corporation on the dates stated on such Resolutions and that such Resolutions remain in full force and effect as of the date hereof and have not in any way been amended, modified or rescinded.

         I FURTHER CERTIFY THAT the Borrower's Certificate of Formation as a Limited Liability Company and Limited Liability Company Agreement previously delivered to the Administrative Bank and the Lenders have not been amended, modified or restated after the date of such delivery.

Dated:  ____________, 2003                 _____________________________________
                                           Eric J. Buss, Secretary